UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below in Item 2.03 is incorporated in its entirety into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 31, 2019, Document Security Systems, Inc. (the “Company” or “Borrower”) issued and sold an unsecured Promissory Note (the “Note”) to LiquidValue Development Pte Ltd (the “Lender”) in the principal amount of $650,000. The Note has a term of 60 days (the “Term”), and does not bear interest in the absence of a Default (as defined in the Note and below). The loan is payable in a single lump sum of $650,000, on July 31, 2019 (the “Maturity Date”). The Borrower may prepay the Note in whole or in part without premium or penalty. Proceeds from the Note will be used for general corporate purposes.

The following constitute an “Event of Default” or “Default” under the Note: (i) the Borrower shall fail to make any payment when due under the Note, and (ii) the Borrower files a voluntary petition for bankruptcy or for reorganization, makes an assignment for the benefit of any creditor, or is the subject of an order of relief entered in any bankruptcy, insolvency, reorganization, or rehabilitation proceedings. In an Event of Default, the principal balance of the Note then outstanding shall bear interest for the period beginning with the date of Default or maturity until paid at the interest rate of 4% per annum.

The Lender is a related party, owned by one of the Company’s directors, Fai H. Chan. As such, the Note constitutes a related party transaction which has been duly approved by the Company’s Board of Directors and Audit Committee.

The form of Promissory Note is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary description of the terms of the Note is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note between Document Security Systems, Inc. and LiquidValue Development Pte Ltd., dated May 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: June 3, 2019	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer and Interim Chief Financial Officer